UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-22139
Oppenheimer Rochester Short Term Municipal Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: May 31
Date of reporting period: 05/31/2011

Item 1. Reports to Stockholders.

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

May 31, 2011

Oppenheimer Rochester Short Term Municipal Fund

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

"If you're looking for guidance about current market conditions and fixed-income strategies, it seems likely that portfolio managers with a long and focused track record in municipal bond investing would have sharper insights than any new media personality."

Dan Loughran, Senior Vice President, Senior Portfolio Manager and Team Leader, **OppenheimerFunds/Rochester**

OppenheimerFunds®
The Right Way to Invest

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during its fiscal year ended May 31, 2011, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. In the reporting period ended May 31, 2011, Oppenheimer Rochester Short Term Municipal Fund generated tax-free income that was consistent with the investment goals of its shareholders. The net asset value of this Fund’s Class A shares remained relatively steady during this, its initial reporting period. The cumulative return for Class A shares of Oppenheimer Rochester Short Term Municipal Fund from inception (12/6/10) to May 31, 2011, was 1.76% at net asset value (–1.81% with sales charge).
     The charts on pages 15 to 17 show the Fund’s performance and, we believe, should be considered in terms of each investor’s long-term financial objectives for tax-free income. We also believe that this Fund’s investments offer structural advantages over the long term for investors who seek to avoid share-price volatility. As of May 31, 2011, 1- and 2-year AAA-rated munis were “cheap to Treasuries,” meaning they offered higher yields than Treasuries with comparable maturities. Risk-averse investors, we believe, should appreciate that this Fund delivered higher tax-exempt yields with limited price volatility than many other short-duration, fixed-income investments this reporting period.
     General obligation debt backed by the full faith and taxing authority of state and local governments constituted the Fund’s largest sector as of May 31, 2011, representing 33.2% of the Fund’s total assets on that date. The Fund’s holdings include variable-rate general obligation bonds issued by the State of Illinois and securities issued by California and by the Commonwealth of Puerto Rico, all of which helped the sector make positive contributions to the Fund’s performance this reporting period. While these three municipalities faced budget challenges this reporting period, their elected officials safeguarded the debt service payments on their general obligation bonds. Investors may also be interested to learn that the variable-rate securities this Fund holds have provided attractive levels of income as well as flexibility; in our experience, securities with this type of “built-in liquidity” can help a fund sell into an active secondary market. This Fund is likely to use this flexibility when it seeks to invest opportunistically in other highly attractive tax-exempt bonds.
     The Fund’s holdings in municipal bonds issued by utilities represented 11.8% of total assets at the end of this reporting period. This set of holdings as of May 31, 2011, included water utilities, with 6.3% of the Fund’s total assets, sewer utilities with 3.4% and electric utilities with 2.1%. These sectors typically have predictable revenue streams (based on their customers’ payments) to finance their debt service payments. These sectors enhanced Fund performance this reporting period.
12 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

     As of May 31, 2011, the Fund held 8.5% of total assets in securities issued by institutions of higher education. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. For example, the Fund has invested in New York State Dormitory Authority revenue bonds that are backed by the housing fees paid by students at a number of upstate community colleges; this callable bond has a rating of AA-minus from Standard & Poor’s and Fitch Ratings and a tax-free coupon of 5.125%. The higher education sector contributed positively to the Fund’s total return in the reporting period ended May 31, 2011.
     The hospital/health care sector, representing 8.2% of the Fund’s total assets on May 31, 2011, was the Fund’s third largest industry sector. The Fund’s holdings in this sector consist of securities across the credit spectrum. Despite significant national concerns about rising healthcare costs, the overall fundamentals in this sector remained stable this reporting period and the sector was a positive contributor to the Fund’s total return.
     At the end of this reporting period, the Fund was invested in the government appropriations sector, representing 7.8% of the Fund’s total assets. These securities, which made a positive contribution to the Fund’s total return this reporting period, are backed by government-approved state funds that finance various municipal projects. These securities typically carry very favorable debt service reserves as well as the implicit pledge of the municipal issuers.
     The Fund had invested 4.6% of total assets in the municipal leases sector at the end of this reporting period. Bonds in the municipal leases sector are typically backed by securitized lease payments a municipality makes to occupy municipal space. The sector enhanced Fund performance this reporting period.
     Tax increment financing (TIF) bonds constituted 4.0% of the Fund’s total assets on May 31, 2011, and contributed positively to the Fund’s total return. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves and this can lead to enhanced performance.
     The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of these are high-grade investments that are backed by revenues from the terminals, maintenance facilities and other on-site projects whose construction they finance. As of May 31, 2011, 4.0% of the Fund’s total assets were invested in this sector, which contributed positively to Fund performance.
     Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect
13 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and composition as well as our time-tested strategies will benefit risk-averse Fund investors through interest rate and economic cycles.
Comparing the Fund’s performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until May 31, 2011. Performance is measured from the inception date of all Classes on December 6, 2010. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of that of the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the indices.
14 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50% and for Class C shares, the 1% contingent deferred sales charge. There is no sales charge for Class Y shares. See page 18 for further information.
15 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
16 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50% and for Class C shares, the 1% contingent deferred sales charge. There is no sales charge for Class Y shares. See page 18 for further information.
17 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
This report must be preceded or accompanied by the current prospectus of Oppenheimer Rochester® Short Term Municipal Fund. Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific Fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 12/6/10. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 3.50%.
Class C shares of the Fund were first publicly offered on 12/6/10. Unless otherwise noted, Class C returns include the applicable 1% contingent deferred sales charge. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 12/6/10. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
18 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples for Actual Expenses are based on an investment of $1,000.00 invested at the beginning of the period, December 6, 2010 (commencement of operations) and held for the period ended May 31, 2011.
The Hypothetical Examples for Comparison Purposes are based on an investment of $1,000.00 invested on December 1, 2010 and held for the six months ended May 31, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
19 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

FUND EXPENSES Continued

		Ending	Expenses
	Beginning	Account	Paid During
	Account	Value	6 Months Ended
	Value	May 31, 2011	May 31, 2011[1,2]

Actual
Class A	$1,000.00	$1,017.60	$4.17
Class C	1,000.00	1,014.50	7.85
Class Y	1,000.00	1,018.30	2.94

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.69	4.29
Class C	1,000.00	1,016.95	8.08
Class Y	1,000.00	1,021.94	3.03

1.	Actual expenses paid are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 177/365 to reflect the period from December 6, 2010 (commencement of operations) to May 31, 2011.

2.	Hypothetical expenses paid are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
The expense ratio for the period from December 6, 2010 (commencement of operations) to May 31, 2011 is as follows:

Class	Expense Ratios

Class A	0.85%
Class C	1.60
Class Y	0.60
The expense ratio reflects voluntary waivers or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also show the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
20 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS May 31, 2011

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Municipal Bonds and Notes —98.6%
Alabama—0.3%
$50,000	AL Drinking Water Finance Authority	5.700%	08/15/2013	06/30/2011	A	$50,178
40,000	AL Drinking Water Finance Authority	5.850	08/15/2015	06/30/2011	A	40,125

						90,303

Arizona—0.6%
25,000	AZ Capital Facilities Finance Corp. (Arizona State University)	6.000	09/01/2015	09/01/2011	A	25,074
80,000	Mohave County, AZ IDA (Mohave Prison)	7.500	05/01/2019	11/27/2017	B	86,782
40,000	Phoenix, AZ Civic Improvement Corp. Airport (Wastewater System)	5.375	07/01/2016	07/01/2011	A	40,137

						151,993

California—22.7%
45,000	Apple Valley, CA Improvement Bond Act 1915	6.900	09/02/2015	09/02/2011	A	46,611
165,000	CA Dept. of Transportation COP	5.250	03/01/2016	06/30/2011	A	165,607
100,000	CA GO	4.500	04/01/2013	06/30/2011	A	100,281
100,000	CA GO	4.500	12/01/2013	06/30/2011	A	100,269
50,000	CA GO	4.625	04/01/2014	06/30/2011	A	50,132
10,000	CA GO	5.250	06/01/2015	12/01/2011	A	10,214
25,000	CA GO	5.250	10/01/2016	10/01/2011	A	25,280
10,000	CA GO	5.500	03/01/2012	06/30/2011	A	10,041
100,000	CA GO	5.500	03/01/2013	06/30/2011	A	100,373
125,000	CA GO	5.500	03/01/2014	06/30/2011	A	125,435
25,000	CA GO	5.500	06/01/2015	06/30/2011	A	25,077
15,000	CA GO	5.750	11/01/2017	11/01/2011	A	15,243
5,000	CA GO	6.000	08/01/2013	08/01/2011	A	5,041
15,000	CA M-S-R Public Power Agency (San Juan)	6.125	07/01/2013	07/15/2012	B	15,560
10,000	CA Pollution Control FA (North Country Recycling Center)	6.750	07/01/2011	06/30/2011	A	10,049
50,000	CA Public Works	4.750	10/01/2014	06/30/2011	A	50,103
75,000	CA Public Works (California Community Colleges)	5.250	12/01/2016	06/30/2011	A	75,139
100,000	CA Public Works (California Community Colleges)	5.250	09/01/2019	06/30/2011	A	100,222
250,000	CA Public Works (California State University)	5.000	09/01/2015	06/30/2011	A	250,480
150,000	CA Public Works (California State University)	5.250	10/01/2015	06/30/2011	A	150,318
50,000	CA Public Works (California State University)	5.500	09/01/2015	06/30/2011	A	50,126
125,000	CA Public Works (California University)	5.125	10/01/2011	06/30/2011	A	125,451
40,000	CA Public Works (Dept. of Corrections)	5.000	09/01/2011	06/30/2011	A	40,122
25,000	CA Public Works (Dept. of Corrections)	5.500	10/01/2019	06/30/2011	A	25,062
10,000	CA Public Works (Dept. of Food & Agriculture)	5.400	06/01/2013	06/21/2011	A	10,030
15,000	CA Public Works (Dept. of Veterans Affairs)	5.250	11/01/2013	06/30/2011	A	15,117
100,000	CA Public Works (Dept. of Youth Authority)	5.500	10/01/2017	06/30/2011	A	100,247
21 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

California Continued
$50,000	CA Public Works (Energy Efficiency)	4.500%	10/01/2012	06/30/2011	A	$50,119
75,000	CA Public Works (State Universities)	5.500	12/01/2018	06/30/2011	A	75,185
65,000	CA Public Works (Various Community Colleges)	5.500	09/01/2011	06/30/2011	A	65,224
45,000	CA Public Works (Various Community Colleges)	5.625	03/01/2016	06/30/2011	A	45,101
550,000	CA Public Works (Various Community Colleges)	5.625	03/01/2019	06/30/2011	A	551,414
50,000	CA Public Works (Various State Universities)	5.250	12/01/2013	06/30/2011	A	50,165
30,000	CA Public Works (Various State Universities)	5.375	12/01/2019	06/30/2011	A	30,070
200,000	CA Statewide CDA	5.000	06/15/2013	06/15/2013		214,246
25,000	CA Water Resource Devel. GO, Series M	4.900	10/01/2013	06/30/2011	A	25,077
30,000	CA Water Resource Devel. GO, Series N	5.500	06/01/2016	06/30/2011	A	30,092
35,000	CA Water Resource Devel. GO, Series P	5.800	06/01/2015	06/30/2011	A	35,116
50,000	Chico, CA Public Financing Authority	4.700	04/01/2015	04/01/2012	A	50,310
125,000	Fontana, CA Redevel. Agency (Jurupa Hills)	5.500	10/01/2017	10/01/2011	A	125,430
20,000	Fresno, CA Joint Powers Financing Authority (Exhibit Hall Expansion)	5.000	09/01/2013	06/30/2011	A	20,069
125,000	Inland Valley, CA Devel. Agency Tax Allocation	5.500	04/01/2014	04/01/2014		130,319
50,000	Los Angeles, CA Parking System	5.125	05/01/2016	11/01/2011	A	50,672
25,000	Los Angeles, CA State Building Authority	5.500	10/01/2016	06/30/2011	A	25,187
100,000	Mojave, CA Unified School District School Facilities Improvement District No. 1	5.250	08/01/2016	08/01/2012	A	102,762
70,000	Montebello, CA COP	5.300	11/01/2018	11/01/2011	A	71,119
300,000	Moreland, CA School District	5.125	09/01/2019	09/01/2011	A	305,850
20,000	Oroville, CA Hospital	5.400	12/01/2017	06/30/2011	A	20,029
150,000	Oxnard, CA School District	5.125	08/01/2014	08/01/2011	A	151,137
20,000	Pomona, CA Public Financing Authority	4.900	02/01/2012	06/30/2011	A	20,036
40,000	Rancho Cucamonga, CA Redevel. Agency (Rancho Redevel.)	5.000	09/01/2013	09/01/2013		41,842
300,000	Riverside County, CA Asset Leasing Corp. (Riverside County Hospital)	5.700	06/01/2016	06/01/2012	A	307,623
80,000	Sacramento, CA City Financing Authority (California EPA Building)	5.000	05/01/2013	06/30/2011	A	80,110
40,000	Sacramento, CA City Financing Authority (California EPA Building)	5.000	05/01/2014	06/30/2011	A	40,055
295,000	Saddleback Valley, CA Unified School District	5.650	09/01/2017	06/30/2011	A	296,012
20,000	San Diego, CA Convention Center	5.250	04/01/2015	06/30/2011	A	20,041
50,000	San Diego, CA Convention Center Expansion Financing Authority	5.250	04/01/2013	06/30/2011	A	50,127
305,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	4.500	08/01/2015	08/01/2015		309,978
22 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

California Continued
$120,000	San Jose, CA Airport	5.250%	03/01/2015	06/30/2011	A	$120,281
50,000	Santa Ana, CA Community Redevel. Agency (South Main Street)	5.000	09/01/2015	09/01/2013	A	51,087
325,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)	5.250	06/01/2019	12/01/2011	A	326,420
105,000	Saugus, CA Union School District	4.000	09/01/2016	09/01/2016		105,737
40,000	Stockton, CA COP (Wastewater System)	5.125	09/01/2016	06/30/2011	A	40,048
40,000	Temecula, CA Redevel. Agency	4.900	08/01/2016	06/30/2011	A	40,024
450,000	West Contra Costa, CA Unified School District	5.000	02/01/2013	02/01/2013		465,831

						6,337,575

Colorado—0.5%
100,000	Broomfield, CO Water Activity	5.500	12/01/2018	06/30/2011	A	101,334
20,000	Larimer County, CO School District No. R-001 Poudre	7.000	12/15/2016	04/07/2015	B	24,445

						125,779

Connecticut—0.2%
40,000	CT GO	5.125	11/15/2013	11/15/2011	A	40,816
10,000	CT H&EFA (Sacred Heart University)	6.500	07/01/2016	06/30/2011	A	10,023
15,000	CT H&EFA (Sacred Heart University)	6.500	07/01/2016	06/30/2011	A	15,034

						65,873

Florida—8.7%
55,000	Alachua County, FL School Board COP	4.800	07/01/2014	07/01/2011	A	55,760
25,000	Dade County, FL GO (Seaport)	5.125	10/01/2016	06/27/2011	A	25,089
100,000	Dade County, FL GO (Seaport)	5.750	10/01/2015	06/30/2011	A	100,417
50,000	Englewood, FL Water District	4.750	10/01/2013	06/30/2011	A	50,152
100,000	Escambia County, FL Utilities Authority	6.250	01/01/2015	08/27/2014	B	107,989
50,000	FL Dept. of Environmental Protection (Conservation & Recreational Lands)	5.375	07/01/2012	06/30/2011	A	50,202
150,000	FL Municipal Loan Council	5.250	12/01/2015	12/01/2013	A	159,333
50,000	FL Water Pollution Control	5.500	01/15/2015	07/15/2011	A	50,295
25,000	Jacksonville, FL Sales Tax	5.500	10/01/2015	10/01/2011	A	25,361
150,000	Jacksonville, FL Sales Tax	5.500	10/01/2018	10/01/2011	A	152,087
150,000	Lakeland, FL Hospital System (Lakeland Regional Medical Center)	5.250	11/15/2016	06/30/2011	A	150,290
155,000	Lakeland, FL Hospital System (Lakeland Regional Medical Center)	5.350	11/15/2013	06/30/2011	A	156,204
305,000	Lee, FL Memorial Health System Board of Directors (LMH/CaMH Obligated Group)	5.750	04/01/2014	04/01/2012	A	314,293
200,000	Miami-Dade County, FL Aviation (Miami International Airport)	5.500	10/01/2016	06/30/2011	A	202,650
23 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

Florida Continued
$200,000	Miami-Dade County, FL Educational Facilities Authority Floaters	0.210%[1]		04/01/2038	06/01/2011	A	$200,000
200,000	Osceola County, FL Infrastructure Sales Surtax	5.375		10/01/2017	10/01/2012	A	209,522
15,000	Palm Beach County, FL Health Facilities Authority (Jupiter Medical Center)	5.250		08/01/2013	06/30/2011	A	15,044
30,000	Palm Beach County, FL School Board COP	5.375		08/01/2016	08/01/2011	A	30,486
240,000	Pinellas County, FL Educational Facilities Authority (Barry University)	6.250		10/01/2015	10/01/2011	A	242,210
50,000	Sebring, FL Water & Wastewater	5.250		01/01/2019	01/01/2013	A	52,455
70,000	Tallahassee, FL Health Facilities (Tallahassee Memorial Medical Center)	6.000		12/01/2015	06/30/2011	A	70,169

							2,420,008

Georgia—0.5%
50,000	Atlanta, GA Airport	5.500		01/01/2016	06/30/2011	A	50,416
35,000	Colquitt County, GA Hospital Authority Anticipation Certificates	5.500		03/01/2016	09/01/2011	A	35,392
50,000	Fulton County, GA Water & Sewer[2]	5.000		01/01/2016	06/30/2011	A	50,181

							135,989

Illinois—18.5%
500,000	Chicago, IL Board of Education	5.000		12/01/2015	12/01/2012	A	519,995
400,000	Chicago, IL GO	5.125		01/01/2015	07/08/2014	B	427,136
200,000	Chicago, IL GO	5.750		01/01/2014	07/01/2011	A	200,758
75,000	Chicago, IL GO	5.750		01/01/2016	06/30/2011	A	75,284
75,000	Chicago, IL Midway Airport, Series B	5.375		01/01/2014	06/30/2011	A	75,993
25,000	Chicago, IL O’Hare International Airport	5.500		01/01/2019	06/30/2011	A	25,329
100,000	Chicago, IL Park District	5.500		01/01/2014	07/01/2011	A	100,371
25,000	Chicago, IL Park District (Aquarium & Museum)	5.800		01/01/2019	06/30/2011	A	25,083
115,000	Cook County, IL Forest Preservation District	5.375		12/15/2015	12/15/2011	A	117,713
275,000	Cook County, IL GO	5.250		11/15/2015	11/15/2012	A	286,468
200,000	Cook County, IL GO	5.250		11/15/2016	11/15/2013	A	212,840
250,000	IL Civic Center	5.000		12/15/2015	06/30/2011	A	250,848
50,000	IL Devel. Finance Authority Pollution Control (Amerencips)	5.500		03/01/2014	02/28/2014	C	49,997
1,200,000	IL GO	3.150	[1]	10/01/2033	06/01/2011	A	1,200,000
60,000	IL GO	5.250		10/01/2015	10/01/2013	A	63,257
50,000	IL Health Facilities Authority (RPSLMC/RNSMC Obligated Group)	5.250		11/15/2014	06/30/2011	A	50,073
20,000	IL Regional Transportation Authority	5.375		06/01/2015	06/01/2012	A	20,930
250,000	IL Regional Transportation Authority	5.375		06/01/2017	06/01/2012	A	260,298
15,000	IL Sales Tax	5.375		06/15/2015	06/30/2011	A	15,043
24 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Illinois Continued
$50,000	IL Sales Tax	5.500%	06/15/2014	06/30/2011	A	$50,162
100,000	Lake County, IL Community Consolidated School District No. 50 (Woodland)	5.550	01/01/2013	06/30/2011	A	100,442
1,000,000	Lemont, IL GO	4.850	12/01/2016	06/30/2011	A	1,003,300
30,000	Will County, IL School District No. 122	5.250	11/01/2018	11/01/2011	A	30,393

						5,161,713

Indiana—0.3%
45,000	Delaware County, IN Redevel. District	6.875	02/01/2018	06/30/2011	A	45,063
30,000	Fishers, IN Sewage Works	5.000	01/01/2019	06/30/2011	A	30,102

						75,165

Kansas—0.2%
50,000	Wichita, KS Hospital (Via Christi Hospitals)	6.250	11/15/2018	11/15/2011	A	51,455

Louisiana—0.2%
25,000	Jefferson Parish, LA Hospital Service District No. 2	5.250	07/01/2014	07/01/2011	A	25,061
10,000	New Orleans, LA Exhibit Hall Special Tax (Ernest N. Morial)	5.500	07/15/2018	06/30/2011	A	10,007
20,000	Orleans Parish, LA School Board, Series B	5.200	02/01/2014	06/30/2011	A	20,008

						55,076

Maryland—0.1%
25,000	MD H&HEFA (Medlantic/Helix Parent)	5.250	08/15/2013	06/30/2011	A	25,064

Massachusetts—0.7%
30,000	Bourne, MA GO	5.000	06/15/2014	06/15/2011	A	30,356
100,000	Triton, MA Regional School District	5.000	04/01/2016	06/30/2011	A	101,367
65,000	Worcester, MA GO	5.000	07/01/2012	06/30/2011	A	65,239

						196,962

Michigan—4.7%
40,000	Detroit, MI Downtown Devel. Authority	5.000	07/01/2018	03/21/2015	B	37,128
465,000	Fairview, MI Area Schools	4.375	05/01/2013	11/01/2011	A	470,343
500,000	Hazel Park, MI School District	5.000	05/01/2014	05/01/2012	A	517,080
100,000	MI Hospital Finance Authority (OH/OUH/OHP Obligated Group)	5.500	11/01/2018	11/01/2013	A	103,711
10,000	MI Hsg. Devel. Authority (BGC-II Nonprofit Hsg. Corp.)	5.500	01/15/2018	06/30/2011	A	10,014
50,000	MI Municipal Bond Authority	5.550	11/01/2012	06/30/2011	A	50,108
25,000	Northern MI University	4.750	12/01/2013	06/30/2011	A	25,070
30,000	Romulus Township, MI Community Schools	5.250	05/01/2015	11/01/2011	A	30,505
75,000	Wayne County, MI Building Authority	5.250	06/01/2016	06/26/2011	A	75,279

						1,319,238
25 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Minnesota—0.1%
$20,000	Plymouth, MN Health Facilities (Health Span Health System/North Memorial Medical Center Obligated Group)	6.250%	06/01/2016	06/30/2011	A	$20,027

Missouri—1.3%
20,000	MO Environmental Improvement & Energy Resources Authority	5.400	07/01/2015	06/30/2011	A	20,075
10,000	MO H&EFA (FHS/FNH Obligated Group)	5.375	02/15/2014	06/30/2011	A	10,027
125,000	MO H&EFA (Webster University)	4.650	04/01/2014	06/30/2011	A	125,266
65,000	MO Monarch-Chesterfield Levee District	5.450	03/01/2014	06/30/2011	A	65,227
130,000	MO Monarch-Chesterfield Levee District	5.750	03/01/2019	06/30/2011	A	130,447

						351,042

Nevada—1.0%
250,000	Clark County, NV School District	5.000	06/15/2016	12/15/2015	A	282,815

New Jersey—2.8%
150,000	Lacey, NJ Municipal Utilities Authority	5.000	12/01/2015	12/01/2013	A	158,432
250,000	NJ Higher Education Student Assistance Authority (Student Loans)	5.000	06/01/2014	06/01/2014		271,208
325,000	NJ Hsg. & Mtg. Finance Agency, Series AA	5.250	04/01/2016	04/01/2016		343,450

						773,090

New York—6.9%
180,000	NY MTA, Series A	5.500	11/15/2019	11/15/2012	A	189,205
150,000	NY Tobacco Settlement Financing Corp. (TASC)	5.250	06/01/2016	06/30/2011	A	150,515
10,000	NY Tobacco Settlement Financing Corp. (TASC)	5.500	06/01/2014	06/30/2011	A	10,037
30,000	NY Tobacco Settlement Financing Corp. (TASC)	5.500	06/01/2016	06/30/2011	A	30,104
200,000	NY Tobacco Settlement Financing Corp., Series B	5.500	06/01/2017	06/30/2011	A	200,690
65,000	NYC Municipal Water Finance Authority	5.000	06/15/2016	12/15/2011	A	67,139
50,000	NYS DA (Brookdale Hospital Medical Center)	5.200	02/15/2016	06/30/2011	A	50,127
40,000	NYS DA (Dept. of Health)	5.125	07/01/2012	06/30/2011	A	40,147
100,000	NYS DA (MMC/GSHMC/SCHRC Obligated Group)	5.350	07/01/2012	07/01/2011	A	100,386
600,000	NYS DA (Upstate Community Colleges)	5.125	07/01/2017	07/01/2014	A	660,630
100,000	NYS DA (Wyckoff Heights Medical Center)	5.200	02/15/2014	06/30/2011	A	100,308
50,000	NYS ERDA (LILCO)	5.150	03/01/2016	06/30/2011	A	50,757
50,000	NYS ERDA (LILCO)	5.150	03/01/2016	06/30/2011	A	50,757
15,000	NYS HFA (Hospital & Nursing Home)	5.150	11/01/2016	06/30/2011	A	15,068
50,000	NYS Thruway Authority	5.500	04/01/2017	04/01/2012	A	51,828
15,000	Oneida County, NY IDA (Presbyterian Home for Central, NY)	5.000	03/01/2014	09/01/2011	A	15,131
50,000	Port Authority NY/NJ, 116th Series	5.250	10/01/2014	06/30/2011	A	50,188
60,000	Utica, NY IDA (Munson-Williams-Proctor Arts Institute)	5.500	07/15/2016	06/30/2011	A	60,213
26 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

New York Continued
$40,000	Waterford, NY GO	6.000%	09/01/2012	06/30/2011	A	$40,151

						1,933,381

Ohio—9.0%
750,000	Akron, OH Sewer System	5.000	12/01/2015	12/01/2015		794,385
915,000	Akron, OH Waterworks	5.250	12/01/2017	12/01/2012	A	950,035
10,000	Cuyahoga County, OH Hospital (Metro Health System)	5.125	02/15/2013	06/30/2011	A	10,028
80,000	Cuyahoga County, OH Hospital (Metro Health System)	5.125	02/15/2015	06/30/2011	A	80,182
20,000	Hamilton County, OH Sales Tax	5.750	12/01/2016	12/01/2011	A	20,412
50,000	Lorain County, OH Health Care Facilities (Kendal at Oberlin)	5.375	02/01/2012	06/30/2011	A	50,109
10,000	Muskingum County, OH Hospital Facilities (FSCCHM)	5.375	02/15/2012	06/30/2011	A	10,026
555,000	Solon, OH School District	5.500	12/01/2016	08/27/2014	B	583,349

						2,498,526

Oregon—0.0%
10,000	OR Bond Bank (Economic Devel. Dept.)	5.000	01/01/2012	06/30/2011	A	10,036

Pennsylvania—2.8%
200,000	Dauphin County, PA General Authority (PHH/PHS/PHMS Obligated Group)	5.250	06/01/2017	06/13/2016	B	216,656
35,000	Montgomery County, PA HEHA (HRHS/ HRPAS/HRMCO/HRVNA Obligated Group)	5.250	10/01/2017	06/30/2011	A	35,009
100,000	PA EDFA (Waste Management/Waste Management of Pennsylvania Obligated Group)	2.750	09/01/2013	09/01/2013		101,078
45,000	PA St. Mary Hospital Authority (Franciscan Health)	7.000	06/15/2015	06/27/2011	A	45,121
275,000	Philadelphia, PA Redevel. Authority (Neighborhood Transformation)	5.500	04/15/2015	04/15/2012	A	285,318
100,000	Reading, PA GO	4.750	11/15/2013	11/15/2013		100,688

						783,870

Rhode Island—0.6%
15,000	Providence, RI Public Building Authority, Series B	5.375	12/15/2016	06/30/2011	A	15,021
150,000	RI Health & Educational Building Corp. (RIH/TMH Obligated Group)	5.500	05/15/2016	06/30/2011	A	150,336

						165,357

Tennessee—0.1%
35,000	Memphis, TN HE&HFB (Graceland Gardens Apartments)	8.000	03/01/2019	09/01/2011	A	35,444
27 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

Texas—5.9%
$35,000	Alamo, TX Community College District	5.375%		11/01/2015	11/01/2011	A	$35,709
100,000	Austin, TX Hotel Occupancy Tax (Convention Center/ Waller Creek)	5.250		11/15/2019	06/30/2011	A	100,300
30,000	Baytown, TX GO	5.250		02/01/2019	06/30/2011	A	30,105
225,000	Clifton, TX Higher Education Finance Corp. (Tejano Center Community Concerns)	7.750		02/15/2018	01/31/2016	B	239,618
50,000	Corpus Christi, TX Business & Job Devel. Corp. (Seawall)	5.375		03/01/2014	06/30/2011	A	50,155
500,000	Houston, TX Airport System Floaters	0.280	[1]	07/01/2032	06/01/2011	A	500,000
15,000	Houston, TX Higher Education Finance Corp. (St. John’s School)	4.875		08/15/2015	06/30/2011	A	15,044
50,000	Houston, TX Hotel Occupancy Tax (Convention & Entertainment)	5.750		09/01/2014	09/01/2011	A	50,496
215,000	Newark, TX Cultural Education Facilities Finance Corp.	7.250		08/15/2021	09/29/2017	A	219,734
150,000	North Central Texas HFDC (Baylor Health Care System)	5.000		05/15/2017	06/30/2011	A	150,261
15,000	North Central Texas HFDC (Baylor Health Care System)	5.375		05/15/2016	06/30/2011	A	15,035
15,000	San Angelo, TX Waterworks & Sewer System	5.125		04/01/2018	06/07/2011	A	15,012
40,000	TX GO	5.250		08/01/2012	06/30/2011	A	40,158
100,000	TX Lower Colorado River Authority	5.375		05/15/2014	05/15/2012	A	104,283
20,000	TX Lower Colorado River Authority	6.000		05/15/2013	06/30/2011	A	20,087
50,000	TX Public Finance Authority	5.375		10/01/2016	10/01/2011	A	50,769

							1,636,766

U.S. Possessions—6.4%
200,000	Puerto Rico Commonwealth GO	4.750		12/01/2015	12/01/2012	A	205,646
140,000	Puerto Rico Commonwealth GO	5.500		07/01/2016	07/01/2016		152,218
150,000	Puerto Rico Commonwealth GO	5.625		07/01/2019	06/30/2011	A	150,123
205,000	Puerto Rico Commonwealth GO	6.500		07/01/2013	07/01/2013		221,958
240,000	Puerto Rico Electric Power Authority, Series LL	5.500		07/01/2017	07/01/2017		268,879
155,000	Puerto Rico Government Devel. Bank	5.000		12/01/2013	12/01/2013		164,362
45,000	Puerto Rico HFA (Vivienda Modernization)	4.750		10/01/2011	07/01/2011	A	45,142
50,000	Puerto Rico Highway & Transportation Authority	5.500		07/01/2014	07/01/2014		53,671
50,000	Puerto Rico Highway & Transportation Authority	5.750		07/01/2019	07/01/2013	A	51,149
15,000	Puerto Rico Highway & Transportation Authority, Series G	5.250		07/01/2019	07/01/2013	A	15,407
150,000	Puerto Rico Industrial Devel. Company, Series B	5.375		07/01/2016	06/30/2011	A	150,225
28 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

U.S. Possessions Continued
$35,000	Puerto Rico Infrastructure	5.500%		07/01/2015	07/01/2015		$38,030
115,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)	6.250		07/01/2016	06/30/2011	A	115,340
60,000	Puerto Rico Public Buildings Authority	5.000		07/01/2013	07/01/2013		63,108
75,000	University of V.I., Series A	5.750		12/01/2013	12/01/2011	A	75,365
25,000	V.I. Public Finance Authority, Series A	6.375		10/01/2019	10/01/2011	A	25,182

							1,795,805

Utah—0.1%
35,000	UT Water Finance Agency	5.375		10/01/2012	06/30/2011	A	35,120

Vermont—0.2%
50,000	Burlington, VT Electric	5.375		07/01/2013	07/01/2012	A	51,931

Virginia—0.8%
235,000	Norfolk, VA Redevel. & Hsg. Authority (Merrimack Landing)	5.500		12/01/2013	06/30/2011	A	235,635

Washington—1.4%
300,000	University of Washington Floaters	0.120	[1]	06/01/2037	06/01/2011	A	300,000
100,000	WA Health Care Facilities Authority (Provident Health & Services/Providence Health System-Oregon Obligated Group)	5.125		10/01/2017	10/01/2011	A	101,172

							401,172

West Virginia—0.9%
235,000	Ohio County, WV Board of Education	5.125		06/01/2018	06/30/2011	A	235,735

Wisconsin—0.1%
25,000	WI H&EFA (Agnesian Healthcare)	5.000		07/01/2018	06/30/2011	A	25,023
10,000	WI H&EFA (Monroe Clinic)	5.125		02/15/2016	06/30/2011	A	10,017

							35,040

Total Investments, at Value (Cost $27,305,642)—98.6%							27,492,985

Other Assets Net of Liabilities—1.4%							400,823

Net Assets—100.0%							$27,893,808

29 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments

*	Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A.	Optional call date; corresponds to the most conservative yield calculation.

B.	Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

C.	Date of mandatory put.

1.	Represents the current interest rate for a variable or increasing rate security.

2.	When-issued security or delayed delivery to be delivered and settled after May 31, 2011. See Note 1 of the accompanying Notes.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 31, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$90,303	$—	$90,303
Arizona	—	151,993	—	151,993
California	—	6,337,575	—	6,337,575
Colorado	—	125,779	—	125,779
Connecticut	—	65,873	—	65,873
Florida	—	2,420,008	—	2,420,008
Georgia	—	135,989	—	135,989
Illinois	—	5,161,713	—	5,161,713
Indiana	—	75,165	—	75,165
Kansas	—	51,455	—	51,455
Louisiana	—	55,076	—	55,076
Maryland	—	25,064	—	25,064
Massachusetts	—	196,962	—	196,962
Michigan	—	1,319,238	—	1,319,238
Minnesota	—	20,027	—	20,027
Missouri	—	351,042	—	351,042
Nevada	—	282,815	—	282,815
New Jersey	—	773,090	—	773,090
New York	—	1,933,381	—	1,933,381
Ohio	—	2,498,526	—	2,498,526
Oregon	—	10,036	—	10,036
Pennsylvania	—	783,870	—	783,870
Rhode Island	—	165,357	—	165,357
Tennessee	—	35,444	—	35,444
30 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table Continued
Texas	$—	$1,636,766	$—	$1,636,766
U.S. Possessions	—	1,795,805	—	1,795,805
Utah	—	35,120	—	35,120
Vermont	—	51,931	—	51,931
Virginia	—	235,635	—	235,635
Washington	—	401,172	—	401,172
West Virginia	—	235,735	—	235,735
Wisconsin	—	35,040	—	35,040

Total Assets	$—	$27,492,985	$—	$27,492,985

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

CDA	Communities Devel. Authority

COP	Certificates of Participation

CaMH	Cape Memorial Hospital

DA	Dormitory Authority

EDFA	Economic Devel. Finance Authority

EPA	Environmental Protection Agency

ERDA	Energy Research and Devel. Authority

FHS	Freeman Health System

FNH	Freeman Neosho Hospital

FSCCHM	Franciscan Sisters of Christian Charity Healthcare Ministry.

GO	General Obligation

GSHMC	Good Samaritan Hospital Medical Center

H&EFA	Health and Educational Facilities Authority

H&HEFA	Hospitals and Higher Education Facilities Authority

HE&HFB	Health Educational and Housing Facility Board

HEHA	Higher Education and Health Authority

HFA	Housing Finance Agency

HFDC	Health Facilities Devel. Corp.

HRHS	Holy Redeemer Health System

HRMCO	HR Managed Care Organization

HRPAS	Holy Redeemer Physician & Aumbulatory Service

HRVNA	HR Visiting Nurse Agency

IDA	Industrial Devel. Agency

ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities

LILCO	Long Island Lighting Corp.

LMH	Lee Memorial Hospital

MMC	Mercy Medical Center

M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding

MTA	Metropolitan Transportation Authority

NY/NJ	New York/New Jersey

NYC	New York City

NYS	New York State

OH	Oakwood Healthcare

OHP	Oakwood Health Promotions

OUH	Oakwood United Hospitals

PHH	Pinnacle Health Hospitals

PHMS	Pinnacle Health Medical Services

PHS	Pinnacle Health System

RIH	Rhode Island Hospital

RNSMC	Rush North Shore Medical Center

RPSLMC	Rush Presbyterian St. Luke’s Medical Center

SCHRC	St. Charles Hospital and Rehabilitation Center

TASC	Tobacco Settlement Asset-Backed Bonds

TMH	The Miriam Hospital

V.I.	United States Virgin Islands
See accompanying Notes to Financial Statements.
31 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES May 31, 2011

Assets
Investments, at value (cost $27,305,642)—see accompanying statement of investments	$27,492,985
Cash	269,520
Receivables and other assets:
Interest	429,748
Investments sold	80,450
Shares of beneficial interest sold	26,401
Due from Manager	7,455
Other	2,685

Total assets	28,309,244

Liabilities
Payables and other liabilities:
Investments purchased (including $51,007 purchased on a when-issued or delayed delivery basis)	239,096
Shares of beneficial interest redeemed	100,004
Legal, auditing and other professional fees	43,360
Distribution and service plan fees	12,998
Dividends	10,973
Shareholder communications	7,700
Transfer and shareholder servicing agent fees	251
Interest expense on borrowings	86
Trustees’ compensation	47
Other	921

Total liabilities	415,436

Net Assets	$27,893,808

Composition of Net Assets
Par value of shares of beneficial interest	$7,604
Additional paid-in capital	27,622,332
Accumulated net investment income	80,544
Accumulated net realized loss on investments	(4,015)
Net unrealized appreciation on investments	187,343

Net Assets	$27,893,808

32 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $24,945,004 and 6,800,498 shares of beneficial interest outstanding)	$3.67
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)	$3.80

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,793,523 and 489,087 shares of beneficial interest outstanding)	$3.67

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,155,281 and 314,892 shares of beneficial interest outstanding)	$3.67
See accompanying Notes to Financial Statements.
33 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Period Ended May 31, 20111

Investment Income
Interest	$266,737

Expenses
Management fees	40,340
Distribution and service plan fees:
Class A	13,231
Class C	6,744
Transfer and shareholder servicing agent fees:
Class A	596
Class C	357
Class Y	63
Shareholder communications:
Class A	6,358
Class C	1,767
Class Y	1,099
Legal, auditing and other professional fees	47,620
Administration service fees	1,500
Borrowing fees	1,496
Interest expense on borrowings	189
Custodian fees and expenses	173
Trustees’ compensation	84
Other	511

Total expenses	122,128
Less waivers and reimbursements of expenses	(47,680)

Net expenses	74,448

Net Investment Income	192,289

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(4,015)
Net change in unrealized appreciation/depreciation on investments	187,343

Net Increase in Net Assets Resulting from Operations	$375,617

1.	For the period from December 6, 2010 (commencement of operations) to May 31, 2011.
See accompanying Notes to Financial Statements.
34 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS

Period
Ended
May 31, 2011[1]
Operations
Net investment income	$192,289
Net realized loss	(4,015)
Net change in unrealized appreciation/depreciation	187,343

Net increase in net assets resulting from operations	375,617

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(110,333)
Class C	(5,692)
Class Y	(1,882)

(117,907)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	24,613,947
Class C	1,769,480
Class Y	1,150,671

27,534,098

Net Assets
Total increase	27,791,808
Beginning of period	102,000 [2]

End of period (including accumulated net investment income of $80,544 for the period ended May 31, 2011)	$27,893,808

1.	For the period from December 6, 2010 (commencement of operations) to May 31, 2011.

2.	Reflects the value of the Manager’s initial seed money invested on November 17, 2010.
See accompanying Notes to Financial Statements.
35 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Period
Ended
Class A	May 31, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$3.63

Income from investment operations:
Net investment income[2]	.04
Net realized and unrealized gain	.02

Total from investment operations	.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)

Net asset value, end of period	$3.67

Total Return, at Net Asset Value[3]	1.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,945

Average net assets (in thousands)	$15,185

Ratios to average net assets:[4]
Net investment income	2.42%
Expenses excluding interest and fees from borrowings	1.38%
Interest and fees from borrowings	0.02%

Total expenses	1.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%

Portfolio turnover rate	5%

1.	For the period from December 6, 2010 (commencement of operations) to May 31, 2011.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
See accompanying Notes to Financial Statements.
36 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Period
Ended
Class C	May 31, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$3.63

Income from investment operations:
Net investment income[2]	.03
Net realized and unrealized gain	.02

Total from investment operations	.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.01)

Net asset value, end of period	$3.67

Total Return, at Net Asset Value[3]	1.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,794

Average net assets (in thousands)	$1,401

Ratios to average net assets:[4]
Net investment income	1.72%
Expenses excluding interest and fees from borrowings	2.42%
Interest and fees from borrowings	0.02%

Total expenses	2.44%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%

Portfolio turnover rate	5%

1.	For the period from December 6, 2010 (commencement of operations) to May 31, 2011.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
See accompanying Notes to Financial Statements.
37 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Period
Ended
Class Y	May 31, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$3.63

Income from investment operations:
Net investment income[2]	.05
Net realized and unrealized gain	.01

Total from investment operations	.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)

Net asset value, end of period	$3.67

Total Return, at Net Asset Value[3]	1.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,155

Average net assets (in thousands)	$210

Ratios to average net assets:[4]
Net investment income	2.66%
Expenses excluding interest and fees from borrowings	2.13%
Interest and fees from borrowings	0.02%

Total expenses	2.15%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.60%

Portfolio turnover rate	5%

1.	For the period from December 6, 2010 (commencement of operations) to May 31, 2011.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
See accompanying Notes to Financial Statements.
38 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester Short Term Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as an open-end management investment company. The investment objective of the Fund is to seek current interest income exempt from federal individual income tax. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). The Fund commenced operations on December 6, 2010. As of May 31, 2011, approximately 72% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.
     The Fund offers Class A, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares is sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their account holders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued
39 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “ delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and
40 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of May 31, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or
Delayed Delivery
Basis Transactions

Purchased securities	$51,007
Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized
41 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Undistributed	Undistributed	Accumulated	Securities and Other
Net Investment	Long-Term	Loss	Investments for Federal
Income	Gain	Carryforward[1,2]	Income Tax Purposes

$91,523	$—	$4,015	$187,343

1.	As of May 31, 2011, the Fund had $4,015 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2020.

2.	During the fiscal year ended May 31, 2011, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for May 31, 2011. Net assets of the Fund were unaffected by the reclassifications.

Increase
to Accumulated
Reduction to	Net Investment
Paid-in Capital	Income

$ 6,162	$6,162
The tax character of distributions paid during the period ended May 31, 2011 was as follows:

Period Ended
May 31, 2011

Distributions paid from:
Exempt-interest dividends	$117,907
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 31, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$27,305,642

Gross unrealized appreciation	$202,500
Gross unrealized depreciation	(15,157)

Net unrealized appreciation	$187,343

42 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
43 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Period Ended May 31, 2011[1,2]
	Shares	Amount

Class A
Sold	7,145,622	$25,973,489
Dividends and/or distributions reinvested	3,835	14,002
Redeemed	(376,507)	(1,373,544)

Net increase	6,772,950	$24,613,947

	Period Ended May 31, 2011[1,2]
	Shares	Amount

Class C
Sold	752,998	$2,734,787
Dividends and/or distributions reinvested	1,300	4,746
Redeemed	(265,486)	(970,053)

Net increase	488,812	$1,769,480

Class Y
Sold	319,928	$1,170,000
Dividends and/or distributions reinvested	215	787
Redeemed	(5,526)	(20,116)

Net increase	314,617	$1,150,671

1.	For the period from December 6, 2010 (commencement of operations) to May 31, 2011.

2.	The Fund sold 27,548 shares of Class A at a value of $100,000 and 275 shares each of Class C and Class Y at a value of $1,000, respectively, to the Manager upon seeding of the Fund on November 17, 2010.
44| OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the period ended May 31, 2011, were as follows:

	Purchases	Sales

Investment securities	$12,143,584	$342,375
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Over $500 million	0.400
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the period ended May 31, 2011, the Fund paid $765 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
45 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Distribution and Service Plan for Class C Shares. The Fund has adopted Distribution and Service Plan (the “Plan”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under the plan. If Class C plan is terminated by the Fund or by the shareholders of that class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plan at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plan at March 31, 2011 were as follows:

Class C	$2,312
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class C
	Class A	Contingent	Contingent
	Front-End	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by
Period Ended	Distributor	Distributor	Distributor

May 31, 2011	$3,283	$109	$—
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so the that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses excluding interest and fees from borrowings” will not exceed 0.85% of average annual net assets for Class A shares, 1.60% of average annual net assets for Class C shares and 0.60% of average annual nets assets for Class Y shares. During the period ended May 31, 2011, the Manager reimbursed $40,427, $5,676 and $1,577 for Class A, Class C and Class Y shares, respectively.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
46 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

5. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes.
     The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility. The Fund is also allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the period ended May 31, 2011 was 0.02% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of May 31, 2011, the Fund had no borrowings outstanding. Details of the borrowings for the period ended May 31, 2011 are as follows:

Average Daily Loan Balance	$186,517
Average Daily Interest Rate	0.2059%
Fees Paid	$950
Interest Paid	$103
6. Pending Litigation
Since 2009, a number of lawsuits have been pending in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things,
47 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Pending Litigation Continued
the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to Stipulations and Agreements of Settlement in cases involving two funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those settlements are subject to the final approval of the Court and the determination by the settling defendants that class members representing a sufficient proportion of the losses allegedly suffered by class members had elected to participate in the settlement. Those settlements do not settle any of the other outstanding lawsuits pending in other courts relating to these matters.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff. On February 28, 2011, a Stipulation of Partial Settlement of certain of those lawsuits was filed in the U.S. District Court for the Southern District of New York. That proposed settlement is subject to the approval of the Court and the determination by the settling defendants that class members representing a sufficient proportion of the losses allegedly suffered by class members had elected to participate in the settlement. The proposed settlement does not settle any of the other outstanding lawsuits pending in other courts relating to these matters.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
48 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Rochester Short Term Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Short Term Municipal Fund, including the statement of investments, as of May 31, 2011, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period December 6, 2010 (commencement of operations) to May 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Short Term Municipal Fund as of May 31, 2011 and the results of its operations, the changes in its net assets and the financial highlights for the period December 6, 2010 (commencement of operations) to May 31, 2011, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
July 20, 2011
49 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended May 31, 2011 are eligible for the corporate dividend-received deduction. 100% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
50 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
The Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve or renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board will employ an independent consultant to prepare a report that provides information, including comparative information. In addition, the Board anticipates receiving information throughout the year regarding Fund services, fees, expenses and performance.
     In approving the Fund’s initial Agreement, the Board considered information provided by the Manager on the following factors: (i) the nature, quality and extent of the Manager’s services to be provided, (ii) the fees and expenses of the Fund, including estimated and comparative expense information, (iii) the profitability of the Manager and its affiliates, including an analysis of the anticipated cost of providing services, (iv) whether economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (v) other benefits that the Manager may receive from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services to be provided to the Fund and information regarding the Manager’s key personnel who will provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
51 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
     The Board also considered the quality of the services expected to be provided and the quality of the Manager’s resources that will be available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services to be provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella and Charles Pulire, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with other funds managed by the Manager. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations, and resources, that the Fund will benefit from the services provided under the Agreement.
     Costs of Services by the Manager. The Board reviewed the fees to be paid to the Manager and the other expenses that will be borne by the Fund. The Board also considered the comparability of the fees to be charged and the services to be provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The Board also considered how the Fund’s expenses will compare to a group of similar, unaffiliated funds.
     Performance. The Board considered that the Fund has no operational history and that its performance could not be a factor in deciding whether to approve the Agreement.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s expected costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
52 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

     Other Benefits to the Manager. In addition to considering the profits that may be realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager may receive as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, approved the Agreement through November 30, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
53 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
54 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2010) and Trustee (since 2010) Age: 68	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2010) Age: 71	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
55 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Matthew P. Fink, Trustee (since 2010) Age: 70	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2010) Age: 72	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences (since 2002); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2010) Age: 68	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2010) Age: 59	Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998- December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2010) Age: 65	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner,
56 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Mary Ann Tynan, Continued	Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2010) Age: 70	Director of C-TASC (bio-statistics services) (since 2007); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2010) Age: 63	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., President and Principal Executive Officer and Trustee (since 2010) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006- February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited;
57 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

William F. Glavin, Jr., Continued	Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Gabinet and Zack and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2010) and Senior Portfolio Manager (since 2010) Age: 47	Senior Vice President of the Manager (since July 2007); Vice President of the Manager (April 2001-June 2007) and a Portfolio Manager with the Manager (since 1999). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2010) and Senior Portfolio Manager (since 2010) Age: 39	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (from 1999 to 2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2010) and Senior Portfolio Manager (since 2010) Age: 38	Vice President of the Manager (since July 2009); Assistant Vice President of the Manager (July 2005-June 2009). Portfolio Manager of the Manager (2002-2005). Corporate Attorney for Southern Resource Group (1999-2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2010) and Senior Portfolio Manager (since 2010) Age: 35	Vice President of the Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Manager (June 2003-September 2006) and a Credit Analyst of the Manager (July 2001- May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2010) and Senior Portfolio Manager (since 2010) Age: 35	Vice President of the Manager (since January 2011); Assistant Vice President of the Manager (July 2009-January 2011). Research Analyst of the Manager (April 2006-December 2007) and a Credit Analyst of the Manager (June 2003- March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.
58 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Richard A. Stein, Vice President (since 2010) Age: 53	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Manager (since May 2011) and a Vice President of the Manager (1997-May 2011); headed Rochester’s Credit Analysis team (since 1993).

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2010) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2010) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President (since 2011) Age: 62	Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (March 2002- December 2010) of the Manager; Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); General Counsel of the Distributor (December 2001-December 2010); General Counsel of Centennial Asset Management Corporation (December 2001-December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (December 2001-December 2010); Assistant Secretary
59 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Robert G. Zack, Continued	(September 1997-December 2010) and Director (November 2001-December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (December 2002-December 2010); Director of Oppenheimer Real Asset Management, Inc. (November 2001-December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (December 2001-December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (November 2001-December 2010); Vice President of OppenheimerFunds Legacy Program (June 2003-December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (November 2001-December 2010). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
60 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2011 OppenheimerFunds, Inc. All rights reserved.
61 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
62 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.
63 | OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The registrant’s inception date was 12/6/2010. The principal accountant for the audit of the registrant’s annual financial statements billed $26,000 in fiscal 2011.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $2,150 for fiscal 2011 no such fees for fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees for the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%
(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $2,150 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.

Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 05/31/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange

Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Short Term Municipal Fund

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer
Date: 07/12/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	07/12/2011

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	07/12/2011